Exhibit 99.1

FARADAY FUTURE ANNOUNCES “AT-THE-MARKET” EQUITY OFFERING PROGRAM

LOS ANGELES--(BUSINESS WIRE)--Sep. 27, 2023-- Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) (“Faraday Future”, “FF” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, announced today that it has entered into an At-the-Market (“ATM”) equity offering sales agreement (the “Agreement”) under which the Company may, from time to time, offer and sell shares of its Class A common stock (the “Shares”) having an aggregate value of up to $90.0 million, through the sales agents.

Sales of Shares, if any, will be made at or related to then prevailing market prices and, as a result, prices may vary. The volume and timing of sales under the ATM program will be determined at the Company’s discretion. The Company expects to use any proceeds from the ATM program for general working capital and corporate purposes, which may include investment in product and technology development, establishment of global sales and service networks, ramp-up of production, repayment or repurchase of outstanding debt, capital expenditures, potential joint ventures, acquisitions and other business opportunities and purposes.

Stifel and B. Riley Securities are serving as lead sales agents, and A.G.P./Alliance Global Partners, Wedbush Securities Inc. and Maxim Group, LLC are serving as additional sales agents (collectively, the “Agents”).

Under the Agreement, the Agents may sell the Shares by methods deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made directly on or through the Nasdaq Stock Market, the existing trading market for the Shares, sales made to or through a market maker other than on an exchange or otherwise, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or any other method permitted by law, including in privately negotiated transactions.

The Shares will be offered under the Company’s existing effective shelf registration statement (including a prospectus) filed with the Securities and Exchange Commission (“SEC”). A prospectus supplement related to the offering has been filed with the SEC. Any offer, solicitation or sale will be made only by means of the prospectus supplement and the accompanying prospectus. Current and potential investors should read the prospectus in the registration statement, and the prospectus supplement relating to the ATM program and other documents the Company has filed with the SEC for more complete information about the Company and the ATM program.

A copy of the prospectus supplement and accompanying prospectus relating to these securities may be obtained by contacting: Stifel, Nicolaus & Company, Incorporated, Attention: Syndicate, One Montgomery Street, Suite 3700, San Francisco, California 94104, by telephone at (415) 364-2720, or by email at syndprospectus@stifel.com; B. Riley Securities, Attention: Prospectus Department, 1300 North 17th Street, Suite 1300, Arlington, Virginia 22209, by telephone at (703) 312-9580, or by email at prospectuses@brileyfin.com; A.G.P./Alliance Global Partners, 590 Madison Avenue, 28th Floor, New York, NY 10022, by telephone at (212) 624-2060, or by email at prospectus@allianceg.com; Wedbush Securities Inc., Attention: Equity Capital Markets, 600 Montgomery Street 29th Floor, San Francisco, California 94111, or by telephone at (213) 688-8000; or Maxim Group LLC, 300 Park Avenue, 16th Floor, New York, NY 10022, by telephone at (212) 895-3500, or by email at syndicate@maximgrp.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor may there be any sale of the Company’s Class A common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any state or jurisdiction.

ABOUT FARADAY FUTURE

FF is the pioneer of the Ultimate Intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra-luxury car industry. FF is not just an EV company, but also a software-driven company of intelligent internet AI product.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, among others: the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to successfully consummate offerings of its Class A common stock through the ATM program; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the Company’s ability to satisfy the conditions precedent and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-K/A filed with the Securities and Exchange Commission (“SEC”) on August 21, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.